Exhibit 10.24

DOCUMENT ESCROW AGREEMENT

THIS AGREEMENT is made on __________________ 2018 between:

(1)	Jurchen Investment Corporation, a company incorporated in the British Virgin Islands and having its registered/principal office at Vistra Corporation Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, the British Virgin Islands ("Party A")

(2)	Peace Range Limited, a company incorporated in the British Virgin Islands and having its registered/principal office [ ] ("Party B"); and

(3)	THE LAW DEBENTURE TRUST (ASIA) LIMITED, whose registered office is at Suite 413, Hutchison House, 10 Harcourt Road, Central, Hong Kong (the “Escrow Agent”).

WHEREAS:

A.	Party A and Party B (individually an “Appointer” and together the “Appointers”) are parties to the Supplemental Agreement (as defined below) pursuant to which Party A will deliver to the Escrow Agent the documents specified in Schedule 4 on or about ______________________ 2018.

B.	The Escrow Agent has agreed with the other Parties to act as escrow agent in relation to the Escrow Documents (as defined below) subject to the conditions and on the terms of this Agreement.

1.	Definitions

1.1	In this Agreement the following words and expressions shall have the following meanings:-

“Authorised Signatories” means those persons whose names and specimen signatures are set out in Schedule 3 or such other persons as shall be notified to the Escrow Agent in writing by a notice, signed by two Authorised Signatories or two Directors of the relevant Party, and incorporating specimen signatures of such persons;

“Business Day” means a day (other than a Saturday or a Sunday) on which banks are generally open for the transaction of normal commercial banking business in Hong Kong;

“Escrow Documents” means (i) the documents specified in Schedule 4; and (ii) any other documents delivered to the Escrow Agent and identified by the Party A delivering such documents as being Escrow Documents;

“Fee Letter” means the letter dated on or about the date hereof between the Escrow Agent and the Party A setting out the terms of the remuneration and costs and expenses payable under this Agreement to the Escrow Agent;

“Insolvency Event” means the making of a bankruptcy order, the presentation of a winding-up petition which is not withdrawn or dismissed within 30 days, the making of a winding-up order or passing of a winding-up resolution, the appointment of an administrator or receiver, an insolvent reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) or the occurrence of any similar or analogous insolvency event in any jurisdiction;

“Parties” means the parties to this Agreement;

“Release Notice” means a notice substantially in the form set out in Schedule 2 signed by an Authorised Signatory on behalf of Party A and an Authorised Signatory on behalf of Party B;

“Standard Conditions” means the Escrow Agent’s standard terms and conditions for document escrows applicable current at the date of this Agreement and attached hereto;

“Supplemental Agreement” means the share charge dated on or about the date of this Agreement and made between Jurchen Investment Corporation as chargor, Peace Range Limited as the chargee and Aptorum Group Limited as the issuer and other agreements between one or both of the Appointers and/or any other party which relates to or is in connection with the Supplemental Agreement;

“Transfer Document” means the Escrow Documents referred to in a Transfer Notice;

“Transfer Notice” means a notice substantially in the form set out in Schedule 1 signed by an Authorised Signatory on behalf of Party B;

1.2	Headings and sub-headings are for ease of reference only and shall not affect the construction of this Agreement or any of the Schedules hereto.

2.	Standard Conditions

2.1	The Standard Conditions (as amended pursuant to this Agreement) shall be deemed to be incorporated in this Agreement which the Parties hereby confirm and acknowledge.

2.2	The Parties agree that the following paragraphs referred to in the Standard Conditions shall be amended and/or supplemented as follows:

(a)	Paragraph 2.3(i): The provisions of paragraph 2.3 (i) of the Standard Conditions shall also apply mutatis mutandis in respect of any Release Notice delivered in accordance with this Agreement as if references therein to a "Transfer Notice" were a reference to a Release Notice.

(b)	Paragraph 4.1: Notwithstanding any other provision of this Agreement, Party B shall have the sole right and power to remove the Escrow Agent and appoint a new Escrow Agent in accordance with paragraph 4 of the Standard Conditions should the Escrow Agent refuse or fail to comply with Clause 4 to deliver all or any of the Transfer Documents to the Party B upon receipt of a Transfer Notice, including without limitation, as a result of any of the matters referred to in paragraph 2.3(g) or paragraph 6.6 of the Standard Conditions or an Insolvency Event relating to the Escrow Agent or the Party A.

(c)	Paragraph 4.3: Notwithstanding any other provision of this Agreement, a replacement escrow agent shall be appointed in accordance with Clause 8.3 of this Agreement and if the Escrow Agent has resigned for any reason, the Escrow Documents shall be dealt with and delivered by the Escrow Agent strictly in accordance with Clause 8.3 of this Agreement.

2.3	To the extent there are any inconsistencies between the terms of this Agreement and the Standard Conditions, the Standard Conditions shall prevail.

3.	The Escrow Agent

3.1	Party A and Party B hereby appoint and instruct the Escrow Agent to act, and the Escrow Agent acknowledges that it has been appointed and will act, as escrow agent subject to the conditions and on the terms of this Agreement.

3.2	The Escrow Agent shall hold the Escrow Documents delivered to it in accordance with the terms of this Agreement.

4.	Deposit, transfer and/or release of the Escrow Documents

4.1	The Escrow Documents will be held by the Escrow Agent for safekeeping upon delivery of any such documents to it by Party A from time to time. Upon receipt of the Escrow Documents, the Escrow Agent will issue a receipt to Party A and Party B in the form set out in Schedule 5 (Form of Receipt) to this Agreement. Each of Party A and Party B acknowledges that the Escrow Agent shall not, at any time, be responsible for verifying, validating, endorsing or authenticating, any Escrow Documents provided to it in accordance with this Agreement.

4.2	Subject to the Escrow Agent having possession of the relevant Transfer Document(s), as soon as reasonably practicable upon the receipt by the Escrow Agent of a Transfer Notice duly executed by the Party B, or if later the date specified in the Transfer Notice, the Escrow Agent shall arrange for all Transfer Documents specified in the Transfer Notice to be delivered to Party B as specified in the Transfer Notice. In arranging for the delivery of the Transfer Documents the Escrow Agent’s sole responsibility shall be to hand the Transfer Documents, properly addressed in accordance with the Transfer Notice, to a reputable courier (or, if specified in the Transfer Notice, to the courier so specified) and the Escrow Agent shall incur no liability to any person should the Transfer Document(s) subsequently not be received by the relevant party. The costs of the courier shall be for the account of party supplying the courier. As soon as is reasonably practicable after handing the Transfer Documents to the courier the Escrow Agent shall notify Party A and Party B thereof.

4.3	Subject to the Escrow Agent having possession of the relevant Escrow Document(s) and subject to any prior exercise by Party B of its right to deliver a Transfer Notice in accordance with Clause 4.2, the Escrow Agent shall arrange for the Escrow Documents to be delivered to Party A as specified in a Release Notice duly executed by the Party A and Party B. In arranging for the delivery of the Escrow Documents the Escrow Agent’s sole responsibility shall be to hand the Escrow Documents, properly addressed in accordance with the Release Notice, to a reputable courier (or, if specified in the Release Notice, to the courier so specified) and the Escrow Agent shall incur no liability to any person should the Escrow Documents subsequently not be received by the relevant party. The costs of the courier shall be for the account of party supplying the courier. As soon as is reasonably practicable after handing the Escrow Documents to the courier the Escrow Agent shall notify Party A and Party B thereof.

4.4	Save as expressly permitted hereunder, no other deliveries of the Escrow Documents shall be made unless Party A and Party B agree otherwise.

5.	Escrow Agent’s remuneration, costs and expenses

5.1	Party A shall be liable to the Escrow Agent for the payment of remuneration to it for its services hereunder as set out in the Fee Letter and for the Escrow Agent’s costs and expenses all as additionally provided for in the Standard Conditions.

6.	Benefit of Agreement

6.1	This Agreement shall be binding upon and inure to the benefit of each Party and its successors and permitted assigns.

6.2	Subject to Clause 6.3, no Party may assign or transfer or purport to assign or transfer any of its rights or obligations under this Agreement without the written consent of all the other Parties.

6.3	Party B may at any time assign or otherwise transfer all or any part of its rights under this Agreement in accordance with Clause 20.1 of the Supplemental Agreement.

6.4	In the event the Party B exercises their rights pursuant to Clause 6.3 above, the Escrow Agent will be notified as soon as reasonably practicable and shall complete the necessary money laundering checks on any assignee or successor and will be entitled to charge for its properly incurred time in accordance with the terms set out in the Standard Conditions.

7.	Notices

7.1	Any notice to be given under this Agreement (including a Transfer Notice) shall be in writing, shall be signed by or on behalf of the person giving it and;

(a)	be in English; and

(b)	if accompanied by any other documents, such accompanying documents must be:

(i)	in English; or

(ii)	if not in English, and if so required by the Escrow Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

7.2	Effectiveness

(a)	Any communication or document made or delivered in connection with this Agreement will only be effective:

(i)	if by way of fax, at the time shown on the transmission report as being successfully sent;

(ii)	if delivered personally, at the time of delivery;

(iii)	if sent by courier, (a) in the case of communications to the Escrow Agent, upon receipt by the department or officer of the Escrow Agent named in Clause 7.3 below and (b) otherwise, three (3) Business Days after being couriered with a reputable international courier company in an envelope addressed to the relevant Party at the relevant address;

(iv)	if sent by email; (a) in the case of communications to the Escrow Agent, written confirmation of receipt from the Escrow Agent (for the avoidance of doubt an automatically generated “received” or “read” receipt will not constitute written confirmation) and (b) otherwise, when received as evidenced by a read receipt, and, where a particular department or officer is specified as part of its address details provided under Clause 7.3, if addressed to that department or officer.

(b)	Any communication or document which becomes effective, in accordance with paragraph (a) above, after 5.00pm, or on a non- Business Day, in the place of receipt shall be deemed only to become effective on the next following Business Day in the place of receipt.

7.3	Addresses

(a)	The Escrow Agent’s address for the service of notices is:

Law Debenture Trust (Asia) Limited

Suite 413, Hutchison House,

10 Harcourt Road

Central

Hong Kong

Fax number: +852 2234 9765

Marked for the attention of: Trust Manager

Email: hong.kong@lawdeb.com

(b)	Party A’s address for the service of notices is:

Aptorum Group Limited

17/F, Guangdong Investment Tower,

148 Connaught Road Central

Hong Kong

Fax number: +852 2850 7286

Marked for the attention of: Legal Department

(c)	Party B’s address for the service of notices is:

Peace Range Limited

Fax number:

Marked for the attention of: Mr. Andy Cheuk / Mr. Philip Wong

A communication given under this Clause 7 but received on a non-Business Day, or after close of business on a Business Day in the place of receipt will only be deemed to be given on the next Business Day in that place.

8.	Termination, extension and resignation of Escrow Agent

8.1	Subject to Clauses 8.2 to 8.5, this Agreement shall automatically terminate on the earlier of the following dates:

(a)	on the date when all Escrow Documents have been delivered pursuant to the delivery of the Transfer Notice;

(b)	on the date when all Escrow Documents have been delivered pursuant to the delivery of the Release Notice as provided under Clause 22.5 of the Supplemental Agreement.

8.2	The Parties agree, in the event that any Escrow Documents are held in accordance with the provisions of Clause 4 after the expiration of 30 months from the date hereof, that they shall extend this Agreement for such term and for such additional fees (payable by Party A to the Escrow Agent), as shall be agreed at the relevant time.

8.3	Subject to Clause 8.4, the Escrow Agent may give not less than 30 days' prior written notice to resign and be discharged from all its duties and obligations hereunder (such notice referred to in this Clause as the “Notice of Resignation”). Upon giving a Notice of Resignation, the Escrow Agent will, at the cost of Party A, cooperate with Party A and Party B in good faith so that, while Party A and Party B are making all reasonable efforts to find and appoint a successor escrow agent (the “Successor Agent”) the Escrow Agent’s resignation from its appointment hereunder will not become effective until the appointment of the Successor Agent, provided always that:

(a)	if no Successor Agent mutually agreed by the Party A and Party B shall have been appointed within 15 days of the Notice of Resignation, Party B may in its sole discretion select and appoint an accounting firm, law firm or professional escrow agent (being an institutional of similar standing to the Escrow Agent) to be the Successor Agent, on the same or substantially the same terms as this Agreement subject to the aggregate remuneration and fees of such Successor Agent being capped at US$10,000; and

(b)	if no Successor Agent shall have been appointed within 30 days of the Notice of Resignation, the Escrow Agent may then resign forthwith and its resignation shall be effective immediately.

Upon its resignation, the Escrow Agent shall promptly, but at no risk or expense to it, deliver the Escrow Documents to the Successor Agent or, if a Transfer Notice has not been delivered by Party B prior to such time, on the joint instructions of Party A and Party B, to such person as they may nominate or, failing such instructions, it shall deliver the same to Party B and the Escrow Agent’s sole responsibility in relation to such delivery shall be to hand the Escrow Document(s), properly addressed to such person in accordance with this Clause 8.3, to a reputable courier and the Escrow Agent shall incur no liability to any person should the Escrow Document(s) subsequently not be received by the relevant person. Should the Escrow Documents be delivered by the Escrow Agent to Party B in accordance with this Clause 8.3 where a Successor Agent has not been appointed prior to the resignation of the Escrow Agent, Party B agrees that it shall hold such documents in accordance with the terms of the Supplemental Agreement pending the appointment of a Successor Agent, and shall thereafter deliver the Escrow Documents to the Successor Agent promptly upon its appointment.

8.4	A Party may terminate this Agreement with immediate effect by giving a notice ("Default Notice") to another Party (the “Defaulting Party”) copying in the remaining Party should any of the following occur to a Defaulting Party:

(a)	it has committed a material breach or is in persistent breach of the terms of this Agreement and has not remedied the specified breach which is capable of being remedied within 30 days of a Default Notice served on it by a non-defaulting party specifying the breach which must be remedied; or

(b)	an Insolvency Event has occurred in relation to the Defaulting Party.

Each Party shall immediately notify the other Parties as soon as practicable on becoming aware that it is or may become subject to an Insolvency Event.

8.5	Any termination of this Agreement under this Clause 8 shall be without prejudice to the completion of transactions entered into but not completed prior to termination and following termination, the Escrow Agent will continue to hold the Escrow Documents on the terms of this Agreement until the Escrow Documents are delivered to the person(s) entitled in accordance with the aforementioned clauses. Any fees payable under this Agreement shall be calculated up to the later of the delivery of the Escrow Documents or the expiry of any notice period and will be payable on or before the proposed day of delivery of the Escrow Documents. The Escrow Agent is not required to undertake such delivery until its fees, costs and expenses payable under this Agreement pursuant to Clause 5 have been paid in full. All remedies under the Agreement shall survive the termination of the Agreement.

9.	Governing law and Jurisdiction

9.1	This Agreement shall be interpreted and construed in accordance with the laws of Hong Kong.

9.2	Each of the Appointers, for the benefit of the other Parties, irrevocably submits to the exclusive jurisdiction of the Courts of Hong Kong in respect of any claim, dispute or difference arising out of or in connection with this Agreement (“Proceedings”), provided that nothing contained in this Clause shall be taken to have limited the right of the Escrow Agent to proceed in the courts of any other competent jurisdiction.

9.3	Party A agrees that the process by which any Proceedings are commenced in Hong Kong pursuant to Clause 9.2 may be served on it by being delivered to Aptorum Group Limited at the address referred to in Clause 7.3(b). If such person is not or ceases to be effectively appointed to accept service of process on behalf of Party A, Party A shall, on the written demand of the other Parties to this Agreement, appoint a further person in Hong Kong to accept service of process on its behalf and, failing such appointment within 14 days, the other Parties to this Agreement shall be entitled to appoint such a person by written notice to Party A. Nothing in this paragraph shall affect the right of the other Parties to serve process in any other manner permitted by law.

9.4	Party B agrees that the process by which any Proceedings are commenced in Hong Kong pursuant to Clause 9.2 may be served on it by being delivered to Peace Range Limited at the address referred to in Clause 7.3(c). If such person is not or ceases to be effectively appointed to accept service of process on behalf of Party B, Party B shall, on the written demand of the other Parties to this Agreement, appoint a further person in Hong Kong to accept service of process on its behalf and, failing such appointment within 14 days, the other Parties to this Agreement shall be entitled to appoint such a person by written notice to Party B. Nothing in this paragraph shall affect the right of the other Parties to serve process in any other manner permitted by law.

9.5	In the event that any dispute or controversy arises involving the Parties or any of them or any other person, firm or entity with respect to this Agreement or the Escrow Document, or if the Escrow Agent should be in doubt as to what action to take, the Escrow Agent shall have the right, but not the obligation to stop all proceedings in the performance of the services constituted by this Agreement and withhold transfer or release of the Escrow Document until such dispute or conflicting demands or determinations have been resolved and written confirmation thereof by an Authorised Signatory of each of the other Parties has been delivered to the Escrow Agent.

10.	Counterparts

10.1	This Agreement may be executed in one or more counterparts, all of which when taken together shall constitute one instrument.

10.2	Any notice served pursuant to this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same notice.

The Parties have executed this Agreement on the date and year first written above

[Signature pages to follow]

Jurchen Investment corporation

By:

Authorised Signatory

Peace Range Limited

By:

Authorised Signatory

LAW DEBENTURE TRUST (ASIA) LIMITED

By:

Authorised Signatory

SCHEDULE 1

Form of Transfer Notice

To :

Law Debenture Trust (Asia) Limited

Suite 413, Hutchison House

10 Harcourt Road

Central

Hong Kong

Attention: The Trust Manager

Date: [              ]

Dear Sirs,

Escrow Agreement dated [   ] between Jurchen Investment Corporation, Peace Range Limited and Law Debenture Trust (Asia) Limited (the “Agreement”)

Pursuant to Clause 4 of the Agreement, we the undersigned hereby irrevocably instruct you to deliver as soon as reasonably practicable after the date hereof by handing to the courier firm [ ] all Escrow Document(s) (any delivery charges shall be for our account and be paid to you prior to your handing the Escrow Document(s) to the courier):

The courier is to be instructed to deliver the above Escrow Documents to:

[address and contact details]

Authorised Signatory

Signed for and on behalf of

Peace Range Limited

Note delivery charges, if not otherwise paid, are to be credited to the account of the Escrow Agent, please quote [   ] Escrow Agreement / Reference [ ]:

To:	The Hongkong and Shanghai Banking Corporation Ltd
1 Queen’s Road Central, Hong Kong

Favour:	Law Debenture Trust (Asia) Limited
A/C No:	USD Savings Account No.
SWIFT:	HSBCHKHHHKH

or

To:	The Hongkong and Shanghai Banking Corporation Ltd
1 Queen’s Road Central, Hong Kong
Favour:	Law Debenture Trust (Asia) Limited
A/C No:	HKD Savings Account No.
SWIFT:	HSBCHKHHHKH

SCHEDULE 2

Form of Release Notice

To :

Law Debenture Trust (Asia) Limited

Suite 413, Hutchison House

10 Harcourt Road

Central

Hong Kong

Attention: The Trust Manager

Date: [              ]

Dear Sirs,

Escrow Agreement dated [ ] between Jurchen Investment Corporation, Peace Range Limited and Law Debenture Trust (Asia) Limited (the “Agreement”)

Pursuant to Clause 8.2 of the Agreement, we the undersigned hereby irrevocably instruct you to deliver as soon as reasonably practicable after the date hereof by handing to the courier firm [ ] all Escrow Document(s) (any delivery charges shall be for our account and be paid to you prior to your handing the Escrow Document(s) to the courier).

The courier is to be instructed to deliver the above Escrow Documents to:

[address and contact details]

Authorised Signatory	Authorised Signatory
Signed for and on behalf of	Signed for and on behalf of
Jurchen Investment Corporation	Peace Range Limited

Note delivery charges, if not otherwise paid, are to be credited to the account of the Escrow Agent, please quote [ ] Escrow Agreement / Reference [ ]:

To:	The Hongkong and Shanghai Banking Corporation Ltd
1 Queen’s Road Central, Hong Kong

Favour:	Law Debenture Trust (Asia) Limited
A/C No:	USD Savings Account No.
SWIFT:	HSBCHKHHHKH

or

To:	The Hongkong and Shanghai Banking Corporation Ltd
1 Queen’s Road Central, Hong Kong
Favour:	Law Debenture Trust (Asia) Limited
A/C No:	HKD Savings Account No.
SWIFT:	HSBCHKHHHKH

SCHEDULE 3

Authorised Signatories

For Party A
Name	Specimen Signature

A minimum number of ____ person(s) shall be required to sign any Release Notice

For Party B
Name	Specimen Signature

A minimum number of ____ person(s) shall be required to sign any Transfer Notice or Release Notice

Schedule 4

Description of Escrow Document(s)

1.	Share certificate relating to certain Class B shares in Aptorum Group Limited (the "Shares") referred to in Clause 3.2(a) of the Supplemental Agreement;

2.	Instrument of Transfer in respect of the Shares referred to in Clause 3.2(a) of and in the form set out in schedule 2 of the Supplemental Agreement;

3.	Letter of Authority and Undertaking from directors of Aptorum Group Limited referred to in Clause 3.2(b) of and in the form set out in schedule 4 of the Supplemental Agreement;

4.	Board resolution of the directors of Aptorum Group Limited referred to in Clause 3.2(c) of and in the form set out in schedule 5 of the Supplemental Agreement;

5.	Proxy and Power of Attorney in respect of the Shares referred to in Clause 3.2(d) of and in the form set out in schedule 3 of the Supplemental Agreement;

6.	Deed of Undertaking and Confirmation from Aptorum Group Limited referred to in Clause 3.2(e) of and in the form set out in schedule 6 of the Supplemental Agreement; and

7.	Letter of Instructions to Registered Agent and Acknowledgement referred to in Clause 3.2(f) of and in the form set out in schedule 7 of the Supplemental Agreement.

Schedule 5

Form of Receipt

Law Debenture Trust (Asia) Limited

Suite 413, Hutchison House

10 Harcourt Road

Central

Hong Kong

To:	Jurchen Investment Corporation (as Party A) 17/F, Guangdong Investment Tower, 148 Connaught Road Central, Hong Kong

Copy:	Peace Range Limited (as Party B) [Insert address]

[Insert date]

In connection with the Escrow Agreement entered into between us, Law Debenture Trust (Asia) Limited, Jurchen Investment Corporation and Peace Range Limited dated [●] 2018, we hereby acknowledge receipt of the following documents into our safe keeping:

Date deposited:

[Insert date]

Escrow Document(s):

[Insert name of documents and, if applicable, date of document]

The Escrow Agent hereby makes no representation or warranties as to the authenticity or validity of the documents provided to it for safekeeping.

Authorised Signatory

Law Debenture Trust (Asia) Limited